THE INTERPUBLIC GROUP OF COMPANIES, INC.
         THE INTERPUBLIC NON-MANAGEMENT DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                  FORM OF INSTRUMENT OF RESTRICTED SHARE UNITS

          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE
          -------------------------------------------------------------

THIS IS TO CERTIFY that, on the date shown below, the under-mentioned Non-Management Director ("the Grantee") has been granted an award of Restricted Share Units, subject to the Rules of the above-mentioned Plan, for the number of shares of Common Stock of The Interpublic Group of Companies, Inc. specified below.



Grantee:  Name:

Date of Grant:

Number of Restricted
  Share Units granted:        [        ]

Lapse of Restrictions:        Except as set forth in Section 8.3 of the Plan,
                              the Restricted Share Units shall be subject to forfeiture on the third anniversary of the date of the Grant.



                                    THE INTERPUBLIC GROUP OF COMPANIES, INC.



                                    By
                                       -------------------------------------


The foregoing Grant of a Restricted Share
Units Award is hereby accepted on the terms contained herein:



---------------------------------
            Grantee